UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 9, 2007 (April 5, 2007)

HOLLY CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware		75-1056913
(State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	(I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6915 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On April 9, 2007, Holly Corporation (the “Company”) issued a press release announcing that on April 5, 2007, Matthew P. Clifton was elected Chairman of the Board by the Company’s Board of Directors. Mr. Clifton replaces Lamar Norsworthy as Chairman of the Board and continues to serve as the Company’s Chief Executive Officer. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

99.1	—	Press Release of the Company issued April 9, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Vice President and Chief Financial Officer

Date: April 9, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
99.1 —	Press Release of the Company issued April 9, 2007.